UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 16, 2005

CANDELA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-14742	04-2477008
(Commission File Number)	(I.R.S. Employer Identification Number)

530 Boston Post Road, Wayland, Massachusetts	01778
(Address of Principal Executive Offices)	(Zip Code)

(508) 358-7400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02.  Results of Operations and Financial Conditions.

On September 16, 2005, Candela Corporation issued a press release announcing that it would delay the filing of its Annual Report on Form 10-K for the fiscal year ended July 2, 2005.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press release dated September 16, 2005.

SIGNATURES

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDELA CORPORATION

By:	/s/ F. Paul Broyer
F. Paul Broyer
Senior Vice President, Finance &
Administration, and Chief Financial Officer
(principal financial and accounting officer)

Date:  September 16, 2005